UNITED STATE SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2003

NIC INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)

12 Corporate Woods

10975 Benson Street, Suite 390, Overland Park, Kansas 66210

(Address of principal executive offices, including zip code)

(877) 234-3468

(Registrant’s telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 - Press Release of NIC Inc. dated January 30, 2003

ITEM 9.  REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on January 30, 2003 by NIC Inc. announcing fourth quarter operating results for fiscal 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date: January 30, 2003	/s/ Stephen M. Kovzan
Stephen M. Kovzan Vice President, Financial Operations Chief Accounting Officer